                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 18, 1997
                                                ------------------------------
(December 5, 1996)
--------------------

                                   001-12910
------------------------------------------------------------------------------
                            (Commission File Number)


                             SUSA PARTNERSHIP, L.P.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                         Tennessee                                               62-1554135
------------------------------------------------------------    ---------------------------------------------
               State or other jurisdiction of                                 (I.R.S. Employer
               incorporation or organization                               Identification Number)


     10440 Little Patuxent Parkway, Columbia, Maryland                              21044
------------------------------------------------------------    ---------------------------------------------
          (Address of principal executive offices)                               (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500
                                                   ---------------

EXPLANATORY NOTE: Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Partnership's Form 8-K filed on December 19, 1996, to include the historical financial statements and pro forma financial information required by item 7(a) and (b).

ITEM 5: OTHER EVENTS
As previously reported on December 19, 1996, SUSA Partnership, L.P. (the "Partnership"), a limited partnership controlled by Storage USA, Inc., (the "Company") had, for the period October 16, 1996 through December 19, 1996, consummated the acquisition of 26 self-storage facilities. On December 31, 1996, the Partnership acquired an additional self-storage facility. The 27 facilities totaling approximately 1,802,000 square feet are located in 9 states and were purchased for approximately $104.4 million.

The Partnership managed, for a fee, the one facility acquired on November 26, 1996 (indicated with a *). All of the facilities were acquired with cash or units of limited partnership interest in the Partnership ("Units"). The acquisitions were funded by cash generated from operations, the issuance of Units, the issuance of $100 million of 7.125% Notes of SUSA Partnership, L.P., due November 1, 2003, the assumption of certain mortgages payable, and borrowings under the Partnership's lines of credit with The First National Bank of Chicago and First Tennessee Bank. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Partnership, and the Partnership intends to continue the use of all facilities for that purpose. The Partnership's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The following provides certain additional information concerning the 27 facilities acquired:

LOCATION                      SELLER                                            DATE OF ACQUISITION
Troy, Michigan                NSS Michigan, LP                                     October 16, 1996
Grand Rapids, Michigan        NSS Michigan, LP                                     October 16, 1996
Grandville, Michigan          NSS Michigan, LP                                     October 16, 1996
Mesa, Arizona                 A Advance Stor N Lock                                October 29, 1996
Sugarland, Texas              C. W. Hurd, Jr.                                      November 5, 1996
Nashville, Tennessee          Haywood Lane Joint Venture                           November 5, 1996
Nashville, Tennessee          Murfreesboro Road Joint Venture                      November 5, 1996
Mesa, Arizona                 White, Howell, & Hall, LLC                           November 5, 1996
Birmingham, Alabama           Colonial Realty, LP                                 November 12, 1996
Fredricksburg, Virginia       Westwood Self Storage Park, LP                      November 15, 1996
Fredricksburg, Virginia       Four Mile Fork Self Storage                         November 15, 1996
Stafford, Virginia            Aquia Self Storage, LP                              November 15, 1996
Charlottesville, Virginia     RIO-29 Self Storage, LP                             November 15, 1996
Nashville, Tennessee          Estate of E. Schatten & The Paul Gold Family Trust  November 18, 1996
Antioch, Tennessee            Bruce H. Gold & The Paul Gold Family Trust          November 18, 1996
Nashville, Tennessee          Bruce H. Gold, et al                                November 18, 1996
Nashville, Tennessee          Shirley S. Gold, et al                              November 18, 1996
Franklin, Tennessee           Bruce H. Gold & The Paul Gold Family Trust          November 18, 1996
Sacramento, California        Chartwell Mini-Storage, LP                          November 18, 1996
Baltimore, Maryland *         Terminal Building Associates                        November 26, 1996
Harrison, New Jersey          International American Company                       December 5, 1996
Orange, New Jersey            Orange Mini-Storage, LP                              December 5, 1996
Secaucus, New Jersey          Larosan Enterprises, LLC                             December 5, 1996
Flanders, New Jersey          P.F.Rosenberg Assoc. LLC, et al                      December 5, 1996
Hackensack, New Jersey        Larosan Enterprises, LLC                             December 5, 1996
Phoenix, Arizona              Four S Properties                                   December 17, 1996
Sacramento, California        Space Shuttle I, LP                                 December 31, 1996 #


# The acquisition of this self-storage facility was not reported in the Partnership's Form 8-K filed on December 19, 1996.

The following unaudited data related to the facilities is derived from the Partnership's internal records as of the last day of the month following closing, or the most current information available:



                                SQUARE      RENT PER    ECONOMIC    PHYSICAL
LOCATION                          FEET   SQUARE FOOT   OCCUPANCY   OCCUPANCY     TOTAL UNITS    CONTRACT PRICE
--------                        ------   -----------   ---------   ---------     -----------    --------------
Troy, Michigan                  59,180        $11.06         91%         97%             511        $4,677,000
Grand Rapids, Michigan          53,943          6.98         91%         95%             638         2,213,000
Grandville, Michigan            59,754          6.18         86%         90%             599         2,414,000
Mesa, Arizona                   59,825          6.57         74%         90%             602         2,052,000
Sugarland, Texas   (1)          54,910          9.11         46%         54%             478         2,500,000
Nashville, Tennessee            48,225          6.98         84%         92%             466         1,525,000
Nashville, Tennessee            35,925          7.13         75%         83%             350         1,250,000
Mesa, Arizona                  122,328          5.47         55%         71%             865         3,355,000
Birmingham, Alabama             36,250          7.45         70%         74%             272         1,283,000
Fredricksburg, Virginia         50,258         10.50         64%         71%             564         3,117,000
Fredricksburg, Virginia         47,475         10.30         66%         74%             471         2,468,000
Stafford, Virginia              51,286         10.60         67%         73%             469         2,773,000
Charlottesville, Virginia       46,425         10.66         55%         64%             484         2,763,000
Nashville, Tennessee            55,432         11.42         75%         82%             538         4,680,000
Antioch, Tennessee              65,300          8.93         71%         75%             567         3,092,000
Nashville, Tennessee           101,475          8.25         82%         81%             684         5,302,000
Nashville, Tennessee           101,875          7.85         64%         68%             699         4,496,000
Franklin, Tennessee             72,600          7.97         72%         72%             566         3,099,000
Sacramento, California          77,869          6.76         76%         89%             711         2,356,000
Baltimore, Maryland             82,174          9.84         81%         85%             846         5,650,000
Harrison, New Jersey            29,812         19.34         79%         82%             585         2,903,000
Orange, New Jersey              80,815         18.56         84%         85%           1,018         8,516,000
Secaucus, New Jersey           117,950         15.23         83%         92%           1,181        10,127,000
Flanders, New Jersey            25,840         14.44         71%         88%             216         2,207,000
Hackensack, New Jersey         123,735         17.75         79%         82%           1,482        13,073,000
Phoenix, Arizona    (2)         80,115         10.93         68%         70%             708         4,855,000
Sacramento, California          61,484          5.77         82%         82%             528         1,670,000
                           -----------------------------------------------------------------------------------

                             1,802,260        $10.17         75%         80%          17,098      $104,416,000
                           ===================================================================================

(1) The facility purchased in Sugarland, Texas opened in March 1995. Its revenues in excess of direct operating expenses for the period March 1995 to December 31, 1995, as reflected in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses were a loss of $12,368.

(2) The facility purchased in Phoenix, Arizona opened in November 1995. Its revenues in excess of direct operating expenses for the period November 1995 to December 1995, as reflected in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses were a loss of $13,295.

ITEM 7:          FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED.

         *       Report of Independent Accountants.

         * Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1995 (Audited), and for the nine months ended September 30, 1996 (Unaudited).

         * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      PRO FORMA FINANCIAL INFORMATION

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1995.

         *       Notes to Unaudited Pro Forma Combined Condensed Financial
                 Statements.

(c)      EXHIBITS

         Exhibit           Description
         -------           -----------

         23.0              Consent of Independent Accountants.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                 We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquisition Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1995. These Historical Summaries are the responsibility of the management of the Acquisition Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries.
An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                 The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquisition Facilities' revenues and expenses.

                 In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquisition Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
February 13, 1997

                             ACQUISITION FACILITIES

                     HISTORICAL SUMMARIES OF COMBINED GROSS
                     REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

                                                                For the                     For the
                                                               year ended              nine months ended
                                                              December 31,               September 30,
                                                                  1995                       1996
                                                            ---------------           ------------------
                                                                                           (unaudited)

                                                                                            (note 1)
Gross Revenue:
     Rental revenue                                               $12,988                      $10,698
     Other revenue                                                     72                           53
                                                            ---------------           ------------------

          Total gross revenue                                      13,060                       10,751
                                                            ---------------           ------------------

Direct Operating Expenses:
     Property operations and maintenance                            2,456                        2,108
     Real estate taxes                                                941                          735
                                                            ---------------           ------------------

          Total direct operating expenses                           3,397                        2,843
                                                            ---------------           ------------------

Revenue in excess of direct operating expenses                     $9,663                       $7,908
                                                            ===============           ==================

                            See accompanying notes.

1.  BASIS OF PRESENTATION

         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following 27 self-storage facilities (the "Acquisition Facilities") which have been acquired by the Partnership during the period from October 16, 1996 to December 31, 1996.

                       Acquisition Facilities - Locations

      Troy, Michigan                 Fredricksburg, Virginia           Sacramento, California
      Grand Rapids, Michigan         Fredricksburg, Virginia           Baltimore, Maryland  *
      Grandville, Michigan           Stafford, Virginia                Harrison, New Jersey
      Mesa, Arizona                  Charlottesville, Virginia         Orange, New Jersey
      Sugarland, Texas               Nashville, Tennessee              Secaucus, New Jersey
      Nashville, Tennessee           Antioch, Tennessee                Flanders, New Jersey
      Nashville, Tennessee           Nashville, Tennessee              Hackensack, New Jersey
      Mesa, Arizona                  Nashville, Tennessee              Phoenix, Arizona
      Birmingham, Alabama            Franklin, Tennessee               Sacramento, California

        * - The Partnership managed this facility prior to the purchase.

         The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Partnership in the future operations of the Acquisition Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquisition Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  INTERIM PERIODS

         The unaudited interim Historical Summaries have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1996 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1996, and the unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1996, and for the year ended December 31, 1995 have been prepared to reflect the acquisition of the 27 Acquisition Facilities as if the Acquisition Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and the pro forma financial information set forth in footnote 6 to the Partnership's Consolidated Financial Statements for the year ended December 31, 1995 included in its' Registration Statement on Form S-3 (File No. 33-03344), and should be read in conjunction with those financial statements and the notes thereto. The Pro Forma Combined Condensed Balance Sheet was prepared as if the 27 Acquisition Facilities were purchased on September 30, 1996. The Pro Forma Combined Condensed Statements of Operations were prepared as if the Acquisition Facilities were purchased at the beginning of the respective periods reflected thereon. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Partnership's future financial position or results of operations.

                             SUSA PARTNERSHIP, L.P.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            as of September 30, 1996
                                  (Unaudited)
                             (amounts in thousands)

                                                     Historical                                                      Pro Forma
                                                        SUSA               Acquisition         Pro Forma                SUSA
                                                   Partnership, L.P.        Facilities        Adjustments         Partnership, L.P.
                                                   -----------------    -----------------   ---------------      -------------------
Assets:
     Investment in storage facilities, net               $707,540            $105,226                                    $812,766
     Cash and equivalents                                   3,150                                                           3,150
     Other assets                                           8,975                                                           8,975
                                                     -------------       -------------       --------------       ----------------

          Total assets                                   $719,665            $105,226                   $0               $824,891
                                                     =============       =============       ==============       ================

Liabilities and partners' capital
     Line of credit borrowings                             66,138              57,315             (100,000) (a)            23,453
     Mortgage notes payable                                17,972              25,790                                      43,762
     Notes payable                                                                                 100,000  (a)           100,000
     Accounts payable and accrued expenses                  7,382                                                           7,382
     Rents received in advance                              4,651                                                           4,651
     Dividend payable                                      11,987                                                          11,987
     Minority interest                                        427                                                             427
                                                     -------------       -------------       --------------       ----------------

          Total liabilities                              $108,557             $83,105                   $0               $191,662
                                                     -------------       -------------       --------------       ----------------

Partners' Capital
     General partner                                      583,116                                                         583,116
     Limited partner                                       36,058              22,121                                      58,179
     Notes receivable - officers                           (8,066)                                                         (8,066)
                                                     -------------       -------------       --------------       ----------------

          Total partners' capital                         611,108              22,121                    -                633,229
                                                     -------------       -------------       --------------       ----------------

          Total liabilities and partners' capital        $719,665            $105,226                   $0               $824,891
                                                     =============       =============       ==============       ================

                            See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1996
                                  (Unaudited)
                       (thousands, except per share data)


                                      Historical                                                                 Pro Forma
                                        SUSA                   Acquisition               Pro Forma                 SUSA
                                 Partnership, L.P.              Facilities              Adjustments          Partnership, L.P.
                                 ------------------         ---------------          ---------------         ------------------
Property Revenues:
Rental income                              $73,396                 $10,698                  $12,854 (b)                $96,948
Management income                              560                                             (216)(c)                    344
Other income                                 1,170                      53                      136 (d)                  1,359
                                 ------------------         ---------------          ---------------         ------------------

     Total revenues                         75,126                  10,751                   12,774                     98,651
                                 ------------------         ---------------          ---------------         ------------------

Property Expenses:
Cost of property operations
     and maintenance                        19,933                   2,108                    2,962 (e)                 25,003
Taxes                                        6,163                     735                    1,052 (f)                  7,950
General & administrative                     3,067                                              600 (g)                  3,667
Depreciation & amortization                  8,813                                            3,100 (h)                 11,913
                                 ------------------         ---------------          ---------------         ------------------

     Total expenses                         37,976                   2,843                    7,714                     48,533
                                 ------------------         ---------------          ---------------         ------------------

     Income from property
       operations                           37,150                   7,908                    5,060                     50,118
`
Other Income (expenses):
   Interest expense                         (5,848)                                          (3,580)(i)                 (9,428)
   Interest income                             506                                                                         506
                                 ------------------         ---------------          ---------------         ------------------

Income before minority interest             31,808                   7,908                    1,480                     41,196

Gain on investment                             288                                                                         288
                                 ------------------         ---------------          ---------------         ------------------

Income before minority interest             32,096                   7,908                    1,480                     41,484

Minority interest                             (140)                                             109 (j)                    (31)
                                 ------------------         ---------------          ---------------         ------------------

   Net income                              $31,956                  $7,908                   $1,589                    $41,453
                                 ==================         ===============          ===============         ==================

   Net income per unit                       $1.54                                                                       $1.56
                                 ==================                                                          ==================

   Weighted average unit
       outstanding                          20,757                                                                      26,627
                                 ------------------                                                          ------------------

                            See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                  (Unaudited)
                       (thousands, except per share data)

                                             Initial
                                            Pro Forma                                               Pro Forma
                                               SUSA            Acquisition      Pro Forma              SUSA
                                        Partnership, L.P.      Facilities      Adjustments        Partnership, L.P.
                                        -----------------      -----------     -----------        -----------------
Property Revenues:
Rental income                                   $81,875          $12,988          $27,658  (k)            $122,521
Management income                                 1,072                              (555) (l)                 517
Other income                                      1,037               72              370  (m)               1,479
                                        -----------------      -----------     -----------        -----------------

     Total revenues                              83,984           13,060           27,473                  124,517
                                        -----------------      -----------     -----------        -----------------

Property Expenses:
Cost of property operations
     and maintenance                             22,385            2,456            5,914  (n)              30,755
Taxes                                             6,171              941            3,002  (o)              10,114
General & administrative                          3,046                             1,300  (p)               4,346
Depreciation & amortization                       9,579                             5,621  (q)              15,200
                                        -----------------      -----------     -----------        -----------------

     Total expenses                              41,181            3,397           15,837                   60,415
                                        -----------------      -----------     -----------        -----------------

     Income from property operations             42,803            9,663           11,636                   64,102

Other Income (expenses):
   Interest expense                              (7,679)                           (5,984) (r)             (13,663)
   Interest income                                  637                                                        637
                                        -----------------      -----------     -----------        -----------------

Income before minority interest                  35,761            9,663            5,652                   51,076

Minority interest                                  (224)                              172 (s)                  (52)
                                        -----------------      -----------     -----------        -----------------

   Net income                                   $35,537           $9,663           $5,824                  $51,024
                                        =================      ===========     ===========        =================

   Net income per unit                                                                                       $1.92
                                                                                                  =================

   Weighted average units
       outstanding                                                                                          26,627
                                                                                                  -----------------

                            See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE/UNIT AND PER SHARE/UNIT DATA)
                                  (UNAUDITED)



1.     STORAGE USA, INC.
       SUSA Partnership, LP (the "Partnership"), historical financial information includes Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.     ACQUISITION FACILITIES - BALANCE SHEET
       Amounts reflect the acquisition of 27 facilities acquired from October 16, 1996 to December 31, 1996, for a price of $105,226. The total acquisition price includes the purchase price of the facilities ($104,416) plus the Partnership's estimated average cost of $30 per property for capital improvements ($810). The total acquisition price was funded with borrowings under the Partnership's lines of credit, the assumption of $25,790 of mortgages payable, the issuance by the Partnership of $100,000 of 7.125% Notes payable due November 1, 2003, and the issuance of 615,000 units of limited partnership interest in the Operating Partnership ("OP Units"). The OP Units were issued at various amounts per Unit, ranging from $34.41 to $36.60 per unit.


3.     SUSA PARTNERSHIP, L.P. - INITIAL PRO FORMA STATEMENT OF OPERATIONS
       The Initial Pro Forma Statement of Operations for the year ended December 31, 1995 is presented as if the Company's public offering of 4,025,000 shares of common stock at $28.375 per share and the corresponding contributions of the net proceeds therefrom to the capital of the Partnership in exchange for O.P. Units, and the acquisition of 63 properties during 1995 had occurred on January 1, 1995.


4.     ACQUISITION FACILITIES - STATEMENT OF OPERATIONS
       The statements of operations for the Acquisition Facilities reflects the results of operations of the Acquisition Facilities for the year ended December 31, 1995, and the results of operations of the Acquisition Facilities for the nine months ended September 30, 1996, which are included in the Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - COMBINED CONDENSED BALANCE SHEET
         Pro Forma Adjustments are as follows:

                                                                                                 AS OF
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
(a)      To reflect the issuance of 7.125% Notes payable due November 1,
         2003, and the use of proceeds to repay the line of credit.                           $   100,000


         PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS

                                                                                           NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
(b)      To record rental income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                   $      5,268
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.              $       (240)
         To reduce rental income for the Jacksonville property exchanged for the two Oklahoma facilities, which was consolidated in the
         Historical balances.                                                                  $       (359)
         To record rental income for 18 properties acquired from June 28, 1996
         to July 31, 1996, from January 1, 1996 to the date acquired.                          $      4,898
         To record rental income for 9 properties acquired from August 1, 1996
         to September 30, 1996, from January 1, 1996 to the date acquired.                     $      3,287
                                                                                                     ------
         Pro Forma adjustment                                                                  $     12,854

(c)      To reduce management income for the 14 managed properties
         acquired in the first six months of 1996, the one managed property acquired on August 30, 1996, and the one managed property acquired on November 26, 1996, based on actual management fees
         earned by the Partnership.                                                            $       (216)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                           NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
 (d)     To record other income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                  $          58
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.             $          (7)
         To record other income for 18 properties acquired from June 28, 1996
         to July 31, 1996, from January 1, 1996 to the date acquired.                         $          67
         To record other income for 9 properties acquired from August 1, 1996
         to September 30, 1996, from January 1, 1996 to the date acquired.                    $          18
                                                                                                       ----
         Pro Forma adjustment                                                                 $         136

(e)      To record the cost of property operations for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date
         acquired.                                                                            $       1,367
         To reduce the cost of property operations for 80 % of the West Palm
         Beach Acquisition Facility, which cost was consolidated in the
         Historical balances.                                                                 $         (82)
         To reduce the cost of property operations and maintenance for the
         Jacksonville property exchange for the two Oklahoma facilities,
         which cost was consolidated in the Historical balances.                              $         (85)
         To record the cost of property operations for the 18 properties acquired from June 28, 1996 to July 31, 1996, from January 1, 1996 to the date
         acquired.                                                                            $       1,032
         To record the cost of property operations for the 9  properties acquired from August 1, 1996 to September 30, 1996, from January 1, 1996 to
         the date acquired.                                                                   $         730
                                                                                                      -----
         Pro Forma adjustment                                                                 $       2,962

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                           NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
(f)      To record taxes for 29 properties acquired during the first
         six months of 1996 from January 1, 1996 to the date acquired.                        $        399
         To reduce taxes for 80% of the West Palm Beach Acquisition
         Facility, which was consolidated in the Historical balances.                         $        (18)
         To record taxes for the 18 properties acquired from June 28,
         1996 to July 31, 1996, from January 1, 1996 to the date acquired.                    $        297
         To reduce taxes for the Jacksonville property exchanged for the two
         Oklahoma facilities, which were consolidated in the Historical balances              $        (49)
         To record taxes for the 9 properties acquired from August 1, 1996
         to September 30, 1996, from January 1, 1996 to the date acquired.                    $        223
         To reflect an estimated increase in taxes based on results subsequent
         to acquisition.                                                                      $        200
                                                                                                   -------
         Pro Forma adjustment                                                                 $      1,052

(g)      To reflect an estimated increase in general and administrative expense
         based on the Partnership's historical results subsequent to acquisition.             $        600

(h)      To record depreciation for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based on approximately $60,099 of the purchase price being allocated to
         depreciable assets, based on a 40 year life.                                         $        668
         To record depreciation from January 1, 1996 to the date acquired for the 18 facilities acquired from June 28, 1996 to July 31, 1996 based on approximately $47,160 of the purchase price being  allocated to
         depreciable assets and based on a 40 year life.                                      $        617
         To record depreciation from January 1, 1996 to the date acquired for the 9 facilities acquired from August 1, 1996 to September 30, 1996, based on approximately $24,628 of the purchase price being allocated to
         depreciable assets and based on a 40 year life.                                      $        376
         To record depreciation on Acquisition Facilities based on approximately
         $76,742 of the purchase price being allocated to depreciable assets and
         based on a 40 year life.                                                             $      1,439
                                                                                                   -------
         Pro Forma adjustment                                                                 $      3,100

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                           NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
(i)      To record interest expense for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based
         on bank borrowings at 6.4% and mortgages assumed.                                    $      (2,393)
         To reflect interest expense from January 1, 1996 to date acquired on
         $62,391 of bank debt utilized to fund the purchase of the 18 properties acquired from June 28, 1996 to July 31, 1996, based on
         bank borrowings at 6.4%.                                                             $      (2,090)
         To reflect interest expense from January 1, 1996 to date acquired on
         $29,296 of bank debt utilized to fund the purchase of the 9 facilities acquired from August 16, 1996 to September 30, 1996, based on bank borrowings at 6.4% and $4,440 of mortgages
         assumed at 7.0%.                                                                     $      (1,508)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on $57,315 of bank borrowings at
         6.4%.                                                                                $      (2,746)
         To reflect the pro forma effect of additional interest expense due to the issuance of $100,000 of 7.125% Notes payable used to reduce
         lines of credit borrowings, assumed to occur on January 1, 1996.                     $        (544)
         To reflect interest expense on mortgage notes payable assumed to fund the purchase of the Acquisition Facilities, based on $25,790 of mortgages with a weighted average interest rate of 11.1%,
         assumed to occur on January 1, 1996.                                                 $      (2,149)
         Less: Interest savings as a result of the pro forma effect  of the Company's first quarter equity offering of $61,000, third quarter equity offering of $60,000, and third quarter equity offering of
         $99,000, the proceeds of which were contributed to the Partnership,
         all assumed to occur on January 1, 1996.                                             $       7,750
         Less:  Interest savings as a result of the pro forma effect of reduced lines of credit borrowings due to the non-cash purchase of two
         Oklahoma facilities.                                                                 $         100
                                                                                                     ------
         Pro Forma adjustment                                                                 $      (3,580)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                           NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996
                                                                                           ------------------
(j)      To reduce minority interest expense for the nine months ended
         September 30, 1996 on West Palm Beach Acquisition Facility which
         the OP had an approximately 20% interest in prior to acquisition.                    $        109


         PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS

                                                                                             YEAR ENDED
                                                                                           DECEMBER 31, 1995
                                                                                           -----------------
(k)      To record rental income for 29 properties acquired during the
         first six months of 1996.                                                            $     14,954
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                                  $       (489)
         To reduce rental income for the Jacksonville property exchanged for the two Oklahoma facilities, which was consolidated in the
         Initial Pro Forma balances.                                                          $        (79)
         To record rental income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $       8,906
         To record rental income for 9 properties acquired from August 16, 1996
         to September 30, 1996.                                                               $       4,366
                                                                                                   --------
         Pro Forma adjustment                                                                 $      27,658

(l)      To reflect the reduction in management income for the fourteen managed properties acquired in the first six months of 1996, for the one managed property acquired on August 30, 1996, and for the one managed property acquired on November 26, 1996, for the period managed by the Partnership, based on actual management fees
         earned by the Partnership for the year ended December 31, 1995.                      $        (555)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 1995
                                                                                           -----------------
(m)      To record other income for 29 properties acquired during the
         first six months of 1996.                                                             $         264
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                                   $          (2)
         To record other income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                     $          76
         To record other income for 9 properties acquired from August 16, 1996
         to September 30, 1996.                                                                $          32
                                                                                                     -------
         Pro Forma adjustment                                                                  $         370

(n)      To record cost of property operations for 29 properties acquired
         during the first six months of 1996.                                                  $       3,288
         To reduce the cost of property operations and maintenance for the 80% of the West Palm Beach Acquisition Facility as the property
         was consolidated in the Initial Pro Forma balances.                                   $        (141)
         To reduce the cost of operations for the Jacksonville property exchanged for the two Oklahoma facilities, which was consolidated
         in the Initial Pro Forma balances.                                                    $         (14)
         To record cost of property operations for 18 properties acquired
         from June 28, 1996 to July 31, 1996.                                                  $       1,870
         To record cost of property operations for 9 properties acquired
         from August 16, 1996 to September 30, 1996.                                           $         911
                                                                                                     -------
         Pro Forma adjustment                                                                  $       5,914

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 1995
                                                                                           -----------------
(o)      To record taxes for 29 properties acquired during the first six
         months of 1996.                                                                      $      1,148
         To reflect the estimated increase in taxes based on the
         Partnership's historical results subsequent to acquisition.                          $      1,000
         To reduce taxes for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the
         Initial Pro Forma balances.                                                          $        (21)
         To reduce taxes for the Jacksonville property exchanged
         for the two Oklahoma facilities, which was consolidated in the
         Initial Pro Forma balances.                                                          $         (6)
         To record taxes for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $        578
         To record taxes for 9 properties acquired from August 16, 1996
         to September 30, 1996.                                                               $        303
                                                                                                   -------
         Pro Forma adjustment                                                                 $      3,002

(p)      To reflect estimated increase in general and administrative expense based on the Partnership's historical results subsequent to
         acquisition.                                                                         $      1,300

(q)      To record depreciation for 29 properties acquired during the first six months of 1996, based on approximately $ 76,261 of the purchase
         price being allocated to depreciable assets, based on a 40 year life.                $      1,907
         To record depreciation for 18 facilities acquired from June 28, 1996 to July 31, 1996, based on approximately $ 47,160 of the  purchase
         price being allocated to depreciable assets and based on a 40 year life.             $      1,179
         To record depreciation for 9 facilities acquired from August 16, 1996 to September 30, 1996, based on approximately $24,628 of the purchase
         price being allocated to depreciable assets and based on a 40 year life.             $        616
         To record depreciation for the Acquisition Facilities, based on approximately $76,815 of the purchase price being allocated to
         depreciable assets and based on a 40 year life.                                      $      1,919
                                                                                                     -----
         Pro Forma adjustment                                                                 $      5,621

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 1995
                                                                                           -----------------
(r)      To record interest expense for 29 properties acquired during the first
         six months of 1996, based on $93,164 of bank borrowings at 6.1%.                     $      (5,683)
         To reflect interest expense on mortgages assumed of $ 7,060 at 9.0%.                 $        (636)
         To reflect interest expense on bank debt utilized to fund the purchase of the 18 properties acquired from June 28, 1996 to July 31,
         1996, based on $62,391 of bank borrowings at 6.1%.                                   $      (3,806)
         To reflect interest expense on bank debt utilized to fund the purchase of the 9 facilities acquired from August 16, 1996 to September 30,
         1996, based on $29,296 of bank borrowings at 6.1% and $4,440
         of mortgages assumed at 7.0%.                                                        $      (2,098)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on $57,315 of bank borrowings at
         6.1%.                                                                                $      (3,490)
         To reflect the pro forma effect of additional interest expense due to the issuance of $100,000 of 7.125% Notes payable used to reduce
         lines of credit borrowings, assumed to occur on January 1, 1995.                     $      (1,025)
         To reflect interest expense on mortgage notes payable assumed to fund the purchase of the Acquisition Facilities, based on $25,790 of mortgages with a weighted average interest rate of 11.1%,
         assumed to occur on January 1, 1995.                                                 $      (2,866)
         Less: Interest savings as a result of the pro forma effect of the Company's first quarter equity offering of $61,000, third quarter equity offering of $60,000, and third quarter equity offering of $99,000, the proceeds of which were contributed to the Partnership, all assumed
         to occur on January 1, 1995.                                                         $      13,420
         Less:  Interest savings as a result of the pro forma effect of reduced lines of credit borrowings due to the non-cash purchase of two
         Oklahoma facilities.                                                                 $         200
                                                                                                    -------
         Pro Forma adjustment                                                                 $      (5,984)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS-CONTINUED

                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 1995
                                                                                           ------------------

(s)      To reduce minority interest expense for the year ended
         December 31, 1995 on West Palm Beach Acquisition Facility which the
         company had an approximately 20% interest in prior to acquisition.                   $       172

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DATED:  February 18, 1997

                                            SUSA PARTNERSHIP, L.P.

                                            By:
                                                --------------------------
                                            Thomas E. Robinson
                                            President and
                                            Chief Financial Officer